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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 13, 2000


                      Residential Asset Funding Corporation
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             (Exact name of registrant as specified in its charter)


          North Carolina                  333-81721            56-2064715
----------------------------------    ------------------    -----------------
 (State or Other Jurisdiction of       (Commission File      (I.R.S. Employer
         Incorporation)                     Number)         Identification No.)

    301 South College Street, DC-06
       Charlotte, North Carolina                       28202-6001
-----------------------------------------             -------------
 (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code  (704) 374-4868
                                                           -----------------

                                    No Change
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          (Former name or former address, if changed since last report)




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


     Item 2. Acquisition or Disposition of Assets

     Description of the Certificates and the Mortgage Loans

     Residential Asset Funding Corporation registered issuances of up to $1,500,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-81721) (the "Registration Statement"). Pursuant to the Registration Statement, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB4 (the "Issuer") issued $161,840,000 in aggregate principal amount of its Asset-Backed Certificates, Class A-1F, Class A-2F, Class A-1A, Class M-1, Class M-2, Class B-1 and Class B-2 (the "Certificates"), on December 13, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Agreement") attached hereto as Exhibit 4.1, dated as of November 1, 2000, among Residential Asset Funding Corporation, as depositor (the "Depositor"), The Chase Manhattan Bank, as trustee (the "Trustee"), Litton Loan Servicing LP, as servicer (the "Servicer"), and Credit-Based Asset Servicing and Securitization LLC, as seller (the "Seller"). The Certificates represent beneficial ownership interests in a pool of mortgage loans and certain related property.

     As of December 1, 2000, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 9, 1999 and the Prospectus Supplement dated December 7, 2000 filed pursuant to Rule 424(b)(5) of the Act on December 14, 2000.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 1.1. Underwriting Agreement, dated December 7, 2000, between Residential Asset Funding Corporation and First Union Securities, Inc.

          Exhibit 4.1. Pooling and Servicing Agreement, dated as of November 1, 2000, among Residential Asset Funding Corporation, as Depositor, Litton Loan Servicing LP., as Servicer, The Chase Manhattan Bank, as Trustee, and Credit-Based Asset Servicing and Securitization LLC, as Seller.

          Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated December 13, 2000.

          Exhibit 10.1. Mortgage Loan Purchase Agreement, dated as of November 1, 2000, between Credit-Based Asset Servicing and Securitization LLC, as Seller and Residential Asset Funding Corporation, as Purchaser.

                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RESIDENTIAL ASSET FUNDING CORPORATION,
                                    as Depositor and on behalf of 2000-CB4 Trust

                                    Registrant

                                    By:   /s/  Eric Kaplan
                                          ------------------
                                    Name: Eric Kaplan
                                    Title: Vice President



Dated:  December 27, 2000

                                  EXHIBIT INDEX

Exhibit No.          Description
------------         -----------
Exhibit 1.1.         Underwriting Agreement, dated December 7, 2000, between Residential Asset Funding
                     Corporation and First Union Securities, Inc.

Exhibit 4.1.         Pooling and Servicing Agreement, dated as of November 1, 2000, among Residential
                     Asset Funding Corporation, as Depositor, Litton Loan Servicing LP., as Servicer,
                     The Chase Manhattan Bank, as Trustee, and Credit-Based Asset Servicing and
                     Securitization LLC, as Seller.

Exhibit 8.1.         Opinion of Dewey Ballantine LLP regarding tax matters, dated December 13, 2000.

Exhibit 10.1.        Mortgage Loan Purchase Agreement, dated as of November 1, 2000, between
                     Credit-Based Asset Servicing and  Securitization  LLC,
                     as Seller and Residential  Asset Funding  Corporation,
                     as Purchaser.